UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): August 3, 2014
Silver Bay Realty Trust Corp.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35760	90-0867250
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Carlson Parkway, Suite 250 Minnetonka, MN	55305
(Address of Principal Executive Offices)	(Zip Code)
(952) 358-4400
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.
The information set forth in Item 3.02 below is incorporated by reference into this Item 1.01.

Item 3.02	Unregistered Sales of Equity Securities.
On August 3, 2014, Silver Bay Realty Trust Corp., a Maryland corporation (“Silver Bay” or the “Company”), entered into a Contribution Agreement with Pine River Domestic Management L.P., a Delaware limited partnership (“Pine River”), Provident Real Estate Advisors LLC, a Minnesota limited liability company (“Provident” and, together with Pine River, “Contributors”), PRCM Real Estate Advisers LLC, a Delaware limited liability company and Silver Bay’s external manager (the “Manager”), and Silver Bay Operating Partnership L.P., a Delaware limited partnership (the “Operating Partnership”).
Consummation of the transactions contemplated in the Contribution Agreement will result in the internalization of the management of the Company (the “Internalization”). Following the Internalization, Silver Bay will own all material assets and intellectual property rights of the Manager currently used in the conduct of its business and will be managed by officers and employees who currently work for the Manager and who are expected to become employees of Silver Bay or a subsidiary thereof as a result of the Internalization.
Pursuant to the Contribution Agreement, the Contributors will contribute all membership and economic interests in the Manager to the Operating Partnership, in exchange for aggregate consideration of 2,231,511 common units in the Operating Partnership. These common units are redeemable for cash or a number of Silver Bay common shares on a one-for-one basis that represent approximately 5.8% of Silver Bay’s outstanding common shares as of June 30, 2014.
Of this aggregate consideration, Pine River will receive 1,487,674 common units and Provident will receive 743,837 common units, which reflects the parties two-thirds and one-third ownership of the Manager prior to the Internalization. Each Contributor has agreed not to sell or otherwise transfer the units or common shares issued upon redemption of such common units until 12 months following the closing, except for transfers to affiliates who also agree to be bound by such restrictions. The Company has agreed to file a registration statement with the Securities and Exchange Commission to register the issuance or resale of the common shares issuable upon redemption of the common units. The initial issuance of the common units to the Contributors is expected to be undertaken in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, afforded by Section 4(a)(2) thereof.
The Contribution Agreement includes a net worth adjustment, payable in cash, in the event that the closing net worth of the Manager is greater or less than zero dollars, after making an adjustment to exclude any liabilities for accrued bonus compensation payable to Silver Bay’s chief executive officer and personnel providing data analytics directly supporting the investment function of the Company. The Manager will receive management fees under the existing management agreements through September 30, 2014. The Manager will not receive any additional management fees after September 30, 2014 if the closing occurs after that date. The Manager will continue to receive expense reimbursement under the management agreements through the closing date and, from September 30, 2014 through the closing, will receive expense reimbursement for the compensation of Silver Bay’s chief executive officer and personnel providing data analytics directly supporting the investment function. The Contribution Agreement can be terminated by the mutual agreement of the parties before or after stockholder approval and can be terminated by any party if the Internalization has not been approved by Silver Bay’s stockholders on or before December 31, 2014. If the Contribution Agreement is terminated, the existing management agreements will remain in full force and effect.
In connection with the Contribution Agreement, each Contributor has agreed that, commencing on the closing date and ending on December 19, 2017, it will not compete with the Company or solicit its employees, subject to certain exceptions as forth in the Contribution Agreement. Pursuant to a license agreement to be entered into in connection with the Internalization, the Company will license to Pine River certain intellectual property of the Manager related to an asset valuation model and database now used by the Company (“IP”) on a non-exclusive and royalty free basis. Pursuant to this license agreement, Pine River and its affiliates will have the right to use but not distribute the IP. The Company will also enter into a transition services agreement with Pine River to obtain services in support of the Company’s post-closing operations through December 31, 2014.
Brian C. Taylor, Irvin R. Kessler, and Thomas Siering are members of the Company’s Board of Directors, Timothy W.J. O’Brien is the Company's General Counsel and Secretary and each is a partner of Pine River or, in the case of Mr. Kessler, a member and manager of Provident. As a result of their relationships with the Contributors, these individuals have interests in the Internalization that differ from those of our stockholders as each will have an indirect beneficial interest in a portion of the consideration received by the Contributors in the Internalization. David N. Miller, Christine Battist, and Lawrence B. Shapiro are officers of Silver Bay and employees of Pine River or the Manager’s operating subsidiary. In connection with the Internalization, the Company expects to enter into new employment arrangements with these officers.
In light of the above relationships, the Company’s Board of Directors formed a special committee comprised entirely of independent and disinterested directors in connection with the transactions underlying the Contribution Agreement. The special committee is represented by independent legal and financial advisors and received a fairness opinion from Jefferies LLC, its independent financial advisor, that the consideration to be paid pursuant to the Contribution Agreement is fair, from a financial point of view, to the Company. None of the members of the special committee are affiliated with either Pine River or Provident. The Company’s disinterested directors approved the transactions contemplated by the Contribution Agreement based on a recommendation from the special committee.
The Company will seek stockholder approval of the Internalization. The Contribution Agreement requires that the Internalization be approved at a special meeting by the affirmative vote of at least a majority of the votes cast by the stockholders entitled to vote on the matter, other than the votes of shares held by any of the Contributors or their affiliates. Such approval will also constitute approval of the issuance of the common units as required under Section 312.03(b) of the New York Stock Exchange Listed Company Manual, which requires stockholder approval prior to the issuance of common stock, or securities exchangeable for common stock, in excess of one percent (1%) of the Company’s outstanding shares in a transaction with a related party.
The foregoing summary is qualified in its entirety by reference to the Contribution Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated in Item 1.01 above and in this Item 3.02 by reference.
Important Additional Information

IN CONNECTION WITH THE INTERNALIZATION TRANSACTION CONTEMPLATED BY THE CONTRIBUTION AGREEMENT, THE COMPANY WILL FILE A PROXY STATEMENT AND OTHER DOCUMENTS WITH THE SECURITIES AND EXCHANGE COMMISSION. INVESTORS ARE URGED TO CAREFULLY READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING THE COMPANY, THE MANAGER AND THE TRANSACTIONS CONTEMPLATED BY THE CONTRIBUTION AGREEMENT, INCLUDING ITS TERMS AND ANTICIPATED EFFECTS AND RISKS TO BE CONSIDERED BY SILVER BAY’S STOCKHOLDERS. Stockholders of Silver Bay, and other interested persons, may find additional information regarding Silver Bay at the Commission’s Internet site at www.sec.gov or by directing requests to: Silver Bay Realty Trust Corp., Attn: Investor Relations, 601 Carlson Parkway, Suite 250, Minnetonka, MN 55305, telephone (952) 358-4400.

Forward Looking Statements

This report includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include the timing of the transaction and involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Factors that could cause actual results to differ include: failure to obtain stockholder approval of the transaction and failure to successfully manage the integration of the Manager into the Company.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Silver Bay does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Silver Bay’s most recent filings with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements concerning Silver Bay or matters attributable to Silver Bay or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

Item 5.02	Departure of Directors or Certain Offers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In connection with the transaction covered by this Current Report on Form 8-K and pursuant to the terms of the Contribution Agreement, one of the current members of the Board of Directors of Silver Bay who is affiliated with Pine River will resign from the Board upon the closing of the transaction.

Item 7.01	Regulation FD Disclosure.
On August 4, 2014, Silver Bay issued a press release announcing the signing of the Contribution Agreement disclosed in Item 1.01 above. A copy of Silver Bay’s press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Item No.	Description
2.1
Contribution Agreement dated as of August 3, 2014 among Silver Bay Realty Trust Corp., Silver Bay Operating Partnership L.P., Pine River Domestic Management L.P., Provident Real Estate Advisors LLC, and PRCM Real Estate Advisers LLC.

99.1	Press Release issued by Silver Bay Realty Trust Corp. dated August 4, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SILVER BAY REALTY TRUST CORP.
(Registrant)

Date: August 4, 2014	By:	/s/ Timothy W.J. O’Brien
Timothy W.J. O’Brien
General Counsel and Secretary

Exhibit Index

Item No.	Description
2.1
Contribution Agreement dated as of August 3, 2014 among Silver Bay Realty Trust Corp., Silver Bay Operating Partnership L.P., Pine River Domestic Management L.P., Provident Real Estate Advisors LLC, and PRCM Real Estate Advisers LLC.

99.1	Press Release issued by Silver Bay Realty Trust Corp. dated August 4, 2014.